Acquisitions and Disposals	12 Months Ended
Mar. 31, 2019
Disclosure Of Business Combinations [Abstract]
Acquisitions and Disposals
27.	acquisItions and disposalS

(a) Acquisitions completed in the year ended March 31, 2019

The following table summarizes the consolidated statements of financial position impact on the acquisition date of the Company’s business combinations that occurred in the year ended March 31, 2019

		Spectrum
	DCL	Colombia	CHI	Hiku	ebbu	POS	S&B	Cafina	Other
	(i)	(ii)	(iii)	(iv)	(v)	(vi)	(vii)	(viii)	(ix)	Total

Cash and cash equivalents	$496	$3	$8,369	$4,089	$-	$2,908	1,056	$6	$(37)	$16,890
Other current assets	-	13	177	6,327	138	12,992	8,363	81	83	28,174
Property, plant and equipment	-	1,351	121	15,846	1,821	9,541	23,609	62	-	52,351
Investments	-	-	8,563	1,204	-	-	-	-	-	9,767
Intangible assets
Brands	-	-	-	17,000	-	-	38,463	-	-	55,463
Distribution channel	-	-	-	-	-	-	3,143	-	-	3,143
Operating licenses	27,379	50,063	-	37,300	-	-	-	43,850	-	158,592
Intellectual property	-	-	20,000	-	51,600	23,300	58,816	-	-	153,716
Software and domain names	-	-	-	103	-	328	276	-	-	707
Goodwill	2,716	14,002	137,445	539,331	327,013	93,248	117,175	-	1,538	1,232,468
Accounts payable and accrued liabilities	(573)	(53)	(954)	(3,691)	-	(4,172)	(4,490)	(59)	(16)	(14,008)
Debt and other liabilities	-	(5,258)	-	(1,954)	(665)	(3,145)	(28,247)	-	-	(39,269)
Deferred tax liability	(2,716)	(14,002)	(4,806)	(14,598)	(13,731)	(6,042)	(23)	-	-	(55,918)

Net assets	27,302	46,119	168,915	600,957	366,176	128,958	218,141	43,940	1,568	1,602,076
Non-controlling interests	-	-	-	-	-	-	-	-	-	-

Net assets acquired	$27,302	$46,119	$168,915	$600,957	$366,176	$128,958	$218,141	$43,940	$1,568	$1,602,076

Consideration paid in cash	$500	$-	$-	$11,994	$16,060	$128,958	$203,786	$36,074	$-	$397,372
Consideration paid in shares	24,702	46,119	98,034	543,866	234,052	-	-	-	1,568	948,341
Gain on fair value of previously held equity interest	-	-	62,682	-	-	-	-	-	-	62,682
Replacement options	-	-	8,199	13,537	-	-	-	-	-	21,736
Replacement warrants	-	-	-	30,611	-	-	-	-	-	30,611
Other consideration	-	-	-	949	-	-	-	-	-	949
Contingent consideration	2,100	-	-	-	116,064	-	14,355	7,866	-	140,385

Total consideration	$27,302	$46,119	$168,915	$600,957	$366,176	$128,958	$218,141	$43,940	$1,568	$1,602,076

Consideration paid in cash	$500	$-	$-	$11,994	$16,060	$128,958	$203,786	$36,074	$-	$397,372
Less: Cash and cash equivalents acquired	(496)	(3)	(8,369)	(4,089)	-	(2,908)	(1,056)	(6)	37	(16,890)

Net cash outflow	$4	$(3)	$(8,369)	$7,905	$16,060	$126,050	$202,730	$36,068	$37	$380,482

The table above summarizes the fair value of the consideration given and the fair values assigned to the assets acquired and liabilities assumed for each acquisition. Goodwill arose in these acquisitions because the cost of acquisition included a control premium. In addition, the consideration paid for the combination reflected the benefit of expected revenue growth and future market development. These benefits were not recognized separately from goodwill because they do not meet the recognition criteria for identifiable intangible assets. None of the goodwill arising on these acquisitions is expected to be deductible for tax purposes.

(i) DCL

On May 30, 2018, the Company purchased 100% of the issued and outstanding shares of DaddyCann Lesotho PTY Limited (“DCL”). DCL was subsequently renamed Spectrum Cannabis (Lesotho) PTY Limited. Based in the Kingdom of Lesotho, DCL holds a license to cultivate, manufacture, supply, hold, import, export and transport cannabis and its resin.

On closing, 666,362 common shares were issued to former shareholders of DCL at a price of $37.07 for consideration of $24,702. An additional 79,892 common shares will be issued on the achievement of a licensing milestone. These shares have been accounted for as equity classified contingent consideration. Management assessed the probability and timing of achievement and then discounted to present value using a put option pricing model in order to derive a fair value of the contingent consideration of $2,100. There was also the effective settlement of a note receivable of $500, which was advanced in cash by the Company prior to closing, for total consideration of $27,302.

An additional 253,586 common shares will be issued to the former shareholders of DCL contingent on the achievement of certain operational milestones. These are being accounted for as share-based compensation expense. The fair value on the grant date of May 30, 2018 of $9,400 will be amortized over the expected vesting period.

The Company has finalized the purchase price allocation to the individual assets acquired and liabilities assumed using the acquisition method. The measurement period adjustments include the recognition of an operating license intangible asset with a fair value of $27,379 and a deferred tax liability of $2,716. The fair value of the operating license was estimated using a market-based valuation technique, where the implied value of the license is estimated to equal the excess purchase price paid. The operating license will not be amortized as the Company has concluded that it has an indefinite useful life.

(ii) Spectrum Colombia

On July 5, 2018, the Company acquired Spectrum Colombia, which previously operated as Colombia Cannabis S.A.S. The consideration for the transaction was 1,193,237 common shares with a fair value of $46,119 based on the Company’s share price on the closing date.

On July 5, 2018, in conjunction with the acquisition of Spectrum Colombia the Company acquired all the outstanding shares of Canindica in exchange for 595,184 common shares. Canindica was controlled by the Regional Managing Director of the Company’s Latin American business. Canindica does not meet the definition of a business and the fair value of the consideration paid of $23,004 has been recorded as compensation expense.

Upon the achievement of future cultivation and sales milestones, the Company will issue up to 2,098,304 additional common shares of the Company to the former shareholders of Spectrum Colombia and shares to a value of $42,623 to the former shareholders of Canindica. If Canindica fails to meet certain of these milestones, Canindica will pay USD $10,000 to the Company. This obligation is secured through future milestone payments to Canindica. Additionally, if all of these milestones are met prior to July 4, 2023, the Company will issue, to the previous shareholders of Spectrum Colombia and Canindica, the number of Company shares equal to four percent and six percent, respectively, of the fair market value of the Company’s Latin American business. The milestone shares are being provided in exchange for services and are being accounted for as share-based compensation expense. Management has estimated the grant date fair value of all these milestone shares to be $106,377 which will be expensed rateably over the estimated vesting periods. In the event of a change of control of the Company, the counterparties may elect to terminate the milestone agreements and receive cash consideration. Change of control is defined to be the acquisition or accumulation of 30% or more of the Company’s shares by any individual or entity.

The Company has finalized the purchase price allocation to the individual assets acquired and liabilities assumed using the acquisition method. The measurement period adjustments include a decrease to the fair value of land acquired of $3,794, the recognition of an operating license intangible asset with a fair value of $50,063 and a deferred tax liability of $14,002. The fair value of the operating license was estimated using a market-based valuation technique, where the implied value of the license is estimated to equal the excess purchase price paid. The operating license will not be amortized as the Company has concluded that it has an indefinite useful life.

(iii) CHI

CHI is a cannabis research innovator. On August 3, 2018, the Company acquired all of its unowned interest in CHI to increase its total ownership to 100% of CHI’s issued and outstanding shares. Immediately preceding the acquisition, CHI amalgamated with its wholly-owned subsidiary, Canopy Animal Health (“CAH”), creating one amalgamated corporation which continued as CHI. In addition, the vesting of certain CHI and CAH options was accelerated and certain options were exercised. Following this transaction, the Company will control CHI and CHI will be accounted for as a wholly-owned subsidiary. CHI shares and options were exchanged at a ratio of 0.379014 CHI shares to 1 Canopy Growth share or replacement option, resulting in 2,591,369 common shares, 568,005 replacement options and 485,572 common shares of which 217,859 are subject to certain trading restrictions (“Compensation Shares”) being issued. This consideration included 278,230 shares and 154,208 replacement options that were issued to key management personnel of the Company that were shareholders and option holders in CHI.

The fair value of the shares issued totaled $98,034 which is comprised of $87,717 calculated as the 2,591,369 common shares issued at the Company’s share price on the date of the transaction and $10,317 which reflects the fair value of the Compensation Shares issued, calculated using a Black-Scholes model.

The fair value of the replacement options was determined using a Black-Scholes model and the total fair value has been allocated to the consideration paid for CHI only to the extent that it related to pre-combination services. As a result, $8,199 of the total fair value has been included as consideration paid to acquire CHI as it related to pre-combination vesting service and $11,714 of the fair value will be recognized as share-based compensation expense rateably over the post-combination vesting period (see Note 18 for details on the share-based compensation expense).

Prior to this acquisition, the Company’s 43% participating share was accounted for using the equity method. The acquisition of the 57% interest is accounted for as a business combination achieved in stages under IFRS 3. The Company remeasured its 43% interest to fair value and recognized a gain of $62,682 which reflects the difference between the carrying value of $nil and the implied fair value $62,682. The fair value was estimated to be the transaction price less an estimated control premium of 5%.

The Company has finalized the purchase price allocation to the individual assets acquired and liabilities assumed using the acquisition method. The measurement period adjustments made were to recognize the acquired intellectual property (“IP”) intangible asset with a fair value of $20,000 and a deferred tax liability of $4,806. The fair value of the IP was estimated using a cost-based approach, where a rate of return has been applied to the amount that CHI had invested in research and development up to the date of acquisition. The IP will be amortized over the estimated useful life of 15 years.

(iv) Hiku

On September 5, 2018, the Company purchased 100% of the issued and outstanding shares of Hiku. Hiku is federally licensed to cultivate and sell cannabis through its wholly-owned subsidiary DOJA Cannabis Ltd. Hiku also operates a network of retail stores selling coffee, clothing and curated accessories, across British Columbia, Alberta and Ontario. Hiku shares, options and warrants were exchanged at a ratio of 0.046 Hiku shares to 1 Canopy Growth share, replacement option, or warrant.

On the acquisition date Hiku had convertible debentures outstanding with a principal amount of $618 which were convertible into 498,387 Hiku common shares. As a result of the acquisition the conversion feature was adjusted in accordance with the above exchange ratio. The fair value of these debentures on September 5, 2018 was estimated to be $1,570 which was allocated $949 to the conversion feature and $621 to the debt component. On November 5, 2018 in accordance with the terms of the debenture the Company completed the forced conversion of the debenture in exchange for 22,866 shares.

Prior to closing the Company advanced cash of $10,000 to Hiku pursuant to a promissory note. The funds were used to pay the termination fee owed by Hiku in connection with a previously announced transaction.

On closing the Company issued 7,943,123 common shares with a fair value of $543,866, based on the Company’s share price on the date of the transaction, cash consideration of $11,994, 920,452 replacement warrants and 291,629 replacement options. The fair value of the replacement warrants was estimated to be $30,611 using a Black-Scholes model. The replacement options’ fair value totaled $17,693, calculated using a Black-Scholes model, of which $13,537 has been included as consideration paid as it related to pre-combination services and the residual $4,156 fair value will be recognized as stock compensation expense rateably over the post-combination vesting period. Other consideration also includes $949 related to the convertible debenture and the effective settlement of the promissory note of $10,000.

The Company has finalized the purchase price allocation to the individual assets acquired and liabilities assumed using the acquisition method. The measurement period adjustments made were to recognize the acquired brand and operating license intangible assets with a fair value of $17,000 and $37,300, respectively, and a deferred tax liability of $14,598. The fair value of the brand was estimated using a cost-based approach, where a rate of return has been applied to the amount that Hiku had invested in developing their Tokyo Smoke brand up to the date of acquisition. The fair value of the operating license was estimated using a market approach where recent transactions to purchase the same type of license were analyzed and applied to the licenses held by Hiku at the date of acquisition. Both the brand and operating licenses will not be amortized as the Company has concluded that both intangible assets have an indefinite useful life.

(v) ebbu

On November 23, 2018 the Company acquired substantially all the assets and intellectual property of ebbu Inc. (“ebbu”), a Colorado-based hemp research operation in exchange for $25,000 cash and 6,221,210 common shares of which $7,462 cash and 899,424 shares were held back for a period of 12 to 18 months in respect of certain representations and warranties of the seller. Up to a further $100,000 will be paid subject to the achievement of certain scientific related milestones within a period of two years of closing. The Company will have the option of satisfying these milestone payments in cash, shares or a combination of cash and shares, subject to the restriction that each payment must be comprised of at least 10% cash but the cash portion cannot exceed 19.9% of the payment. If such payments are satisfied in shares, the number of shares will be calculated based on the volume weighted average price of the shares on the TSX for the 20 trading days immediately prior to the date of achievement of the milestone.

The assets transferred constitute a business and the transaction will be accounted for as a business combination. The consideration for this transaction is estimated to be $366,176. This includes cash and shares transferred on closing with a value of $16,060 and $234,052 respectively and contingent consideration of $116,064. The contingent consideration includes $29,880 which is classified as equity and $86,184 which is classified as a liability. Management has estimated the fair value of the contingent consideration by assessing the probability of releasing the holdback amounts and probability and timing of achieving the milestones. The fair value of the equity classified contingent consideration is determined using a put option pricing model. The fair value of the liability classified contingent consideration is determined by discounting the expected cash outflows to present value. The fair value of acquisition consideration related liabilities at March 31, 2019 is $87,584.

Management has determined that a portion of the consideration transferred is being provided in exchange for services and will be accounted for as compensation expense. The grant date fair value of this compensation has been estimated to be $8,416 which will be expensed rateably over the estimated vesting periods.

The Company has finalized the purchase price allocation to the individual assets acquired and liabilities assumed using the acquisition method. The measurement period adjustments made were to recognize the acquired IP intangible asset with a fair value of $51,600 and a deferred tax liability of $13,731. The fair value of the IP was estimated using a market-based approach, where a valuation multiple was derived from a review of comparable companies’ investment in IP. This multiple was then applied to ebbu’s investment in research and development up to the date of the acquisition. The IP will be amortized over the estimated useful life of 15 years.

(vi) POS

On November 23, 2018 the Company acquired effective control for accounting purposes over the operations of POS Holdings Inc. (“POS”), as a result of a debenture financing transaction which was entered into concurrent with the grant of an option to acquire POS. POS is a bio-processing facility located in Saskatchewan, Canada.

On July 1, 2018, the Company had entered into an agreement whereby the Company was granted an option to acquire all of the assets of POS in exchange for $6,000. The amount advanced for this option was to be applied against the purchase price of the assets of POS when the option was exercised and had been recorded as a deposit. In addition, the Company had entered into an agreement for processing services to be conducted by POS on behalf of the Company and had made advances of $13,864 under this agreement. Since processing under this agreement has not yet commenced, all the amounts advanced prior to November 23, 2018 had been recorded as a prepaid expense. The deposit and prepaid amounts form part of the consideration transferred. On November 23, 2018, the Company advanced a further $109,094 pursuant to a convertible debenture for total cash consideration of $128,958.

The Company has finalized the purchase price allocation to the individual assets acquired and liabilities assumed using the acquisition method. The measurement period adjustments made were to recognize the acquired IP intangible asset with a fair value of $23,300 and a deferred tax liability of $6,042. The fair value of the IP was estimated using an income approach which involved estimating future net cash flows and applying an appropriate discount rate to those future cash flows. The IP will be amortized over the estimated useful life of 15 years.

(vii) S&B

On December 6, 2018 the Company acquired Storz & Bickel GmbH & Co., KG (“S&B”), related entities, and IP for $203,786 cash. Based in Tuttlingen, Germany S&B are designers and manufacturers of medically approved vaporizers.

Up to a further €10,000 will be paid to the former shareholders subject to the achievement of certain market launch milestones. This represents liability classified contingent consideration. Management has estimated the fair value of this consideration to be $14,355 by assessing the probability and timing of achievement of the milestones and discounting the expected cash outflows to present value. Other liabilities assumed include an amount of $21,447 owing to the former shareholders of S&B.

Due to the timing of this acquisition, the purchase price allocation for the S&B acquisition is provisional. The fair value assigned to the consideration paid, intangible assets and net assets acquired is based on management’s best estimate using the information currently available and the IP intangible asset and deferred tax liability may be revised by the Company as additional information is received.

(viii) Cafina

On March 25, 2019, the Company acquired Cáñamo y Fibras Naturales, S.L. (“Cafina”), a Spanish-based licensed cannabis producer for consideration of $43,940 of which $36,074 cash was advanced on closing and a further €6,000 was held back and will be released to the former shareholders on the second and fourth anniversary of the acquisition, subject to certain representations and warranties. The acquisition date fair value of the contingent consideration was estimated to be $7,866.

Due to the timing of this acquisition, the purchase price allocation for the Cafina acquisition is provisional. The fair value assigned to the consideration paid, intangible assets and net assets acquired is based on management’s best estimate using the information currently available and may be revised by the Company as additional information is received.

(ix) Other acquisitions

On April 16, 2018 the Company acquired 100% of Annabis Medical s.r.o. (“Annabis”) a company that imports and distributes cannabis products pursuant to federal Czech licenses. Under the terms of the agreement the Company issued 50,735 common shares on closing for total consideration of $1,568. An additional 34,758 common shares will be issued contingent on future services and the achievement of certain milestones. These shares are being accounted for as share based compensation and being amortized over the expected vesting period.

(b) Acquisition of non-controlling shareholder’s interest in BC Tweed

On October 10, 2017, the Company entered into a definitive joint venture agreement with a large-scale greenhouse operator (the “Partner”) to form a new company, BC Tweed Joint Venture Inc. (“BC Tweed”) (“Original Transaction”). BC Tweed was 66.67% owned by the Company and 33.33% owned by the Partner. As part of the Original Transaction, BC Tweed agreed to lease from the Partner a 1.3 million square feet greenhouse facility located on a 55-acre parcel of land in British Columbia (“Aldergrove Lease”). In December 2017, BC Tweed agreed to lease and develop a second greenhouse of 1.7 million square feet (“Delta Lease”) from the Partner. The greenhouse operation transferred by the Partner met the definition of a business and was accounted for as a business combination and the Company recorded goodwill of $36,400.

The Partner had the option to sell its interest in BC Tweed, in whole or in part, to the Company. This put option was exercisable only on specific dates following the license date – the 4th anniversary of the sales license date, then at the 6th, 8th, 10th and 12th anniversaries. The put option was accounted for as a liability of the Company (“BC Tweed Put Liability”) and was recorded on the statements of financial position in Other long-term liabilities and subsequently measured at fair value with changes in fair value recorded in Net income (loss) in the period in which they arose. On October 10, 2017 the fair value of the BC Tweed Put Liability was estimated to be $36,400 using a discounted cash flow approach by estimating the expected future cash flows and applying a discount rate to arrive at the present value of the put option’s strike price. On March 31, 2018 the BC Tweed Put Liability was estimated to be $56,300 and the increase of $19,900 was recorded in the consolidated statement of operations (Note 23). For further information on valuation techniques and significant unobservable inputs used to estimate the fair value refer to Note 31.

As part of the Original Transaction, BC Tweed entered into call/put option agreements with the Partner to acquire all of the limited partnership units of the limited partnerships which hold the greenhouses and related property. BC Tweed has the right to exercise the call options for a term of seven years from the respective license dates of the facilities. The purchase price for acquiring the limited partnership units of the entity which owns the Aldergrove Lease property is $28,000 less any and all liabilities of the limited partnership (this price will increase by 3% per year from the license date with further increases of 8% per year starting after the fifth anniversary from the license date until the end of the call/put option period, as applicable). The purchase price for acquiring the limited partnership units of the entity which owns the Delta Lease property is $45,000 less any and all liabilities of the limited partnership (this price will increase by 3% per year from the license date with further increases of 8% per year starting after the fifth anniversary from the license date until the end of the call/put option period, as applicable). Since these options represent options to acquire the limited partnership units, the options were accounted for as derivative financial instruments which were recognized initially and subsequently at fair value through profit or loss. Management had estimated that the fair value of these options is $nil as the exercise price of the options approximates the fair value of the limited partnership units.

The Company had initially concluded that the Company and the Partner had joint control over BC Tweed but during the second quarter of fiscal 2019, the Company revised its previous conclusion that BC Tweed was subject to joint control. The Company has concluded that based on the shareholders’ agreement and the contractual terms of the offtake agreement that the significant relevant activities are unilaterally controlled by the Company. Since the Company had previously recognized the assets, liabilities, revenues and expenses of BC Tweed based on its proportionate share of BC Tweed’s output, being 100%, the conclusion that BC Tweed should have been a consolidated subsidiary had no significant impact on the Company’s previously issued consolidated financial statements.

On July 5, 2018, the Company acquired the non-controlling shareholder’s (the “Partner’s”) 33% interest in BC Tweed (the “Subsequent Transaction”) for total consideration of $495,386. Consideration included $1,000 in cash and 13,293,969 shares of the Company of which 5,091,523 shares were released on closing and the remaining 8,202,446 shares were placed in escrow. The shares placed in escrow will be released over a period of up to three years, with the exact timing of release dependent on the occurrence of specified events. As of March 31, 2019, 1,261,915 of the escrowed shares have been released.

The 5,091,523 shares issued on close were recorded at an issue price of $39.70 per share for consideration of $202,133. The fair value of the shares held in escrow was estimated to be $265,253 using a put option pricing model discounted to reflect management’s best estimate of the expected dates of release. On closing of the Subsequent Transaction, the call option held by BC Tweed on the limited partnership units of the limited partnerships which hold the greenhouses and related property was amended to effectively increase the call option price by $27,000. Management has determined that this increase in the call option price represents additional consideration for the Partner’s interest. On closing of the Subsequent Transaction the excess of the consideration paid for the Partner’s 33% interest over the fair value of the BC Tweed Put Liability on the transaction date of $72,600 was recognized as a $422,786 charge to Equity.

Under the Original Transaction, upon various milestones being achieved, the Company had agreed to issue 310,316 common shares over two tranches and a further $2,750 of common shares of the Company in two additional tranches to the Partner. These payments were accounted for as share-based compensation expense and the grant date fair value of $6,731 was being amortized over the estimated vesting period. On closing of the Subsequent Transaction, the Company amended the terms of this share-based compensation arrangement to accelerate the vesting of 155,158 shares, and to cancel the remaining tranches of the compensation arrangement. As a result, the unamortized balance of the grant date fair value of the share-based compensation of $954 was expensed in the year ended March 31, 2019.

On October 24, 2018 the Company amended the terms of the lease agreements for Aldergrove Lease and Delta Lease and the amended leases were classified as finance leases. The Company recognized the assets under finance lease and finance lease liability of $73,000. On March 31, 2019 the Company exercised the call options and acquired the limited partnership units of the limited partnerships that held greenhouse facilities under lease which resulted in the Company derecognizing the asset under finance lease, the finance lease liability and the contingent consideration and recognizing the greenhouse facilities and the ATB financing with a principal amount of $95,000.

(c) Acquisitions completed in the year ended March 31, 2018

The following table summarizes the consolidated statements of financial position impact on the acquisition date of the Company’s business combinations that occurred in the year ended March 31, 2018:

	Tweed			Vert
	Grasslands	Tweed JA	Odense	Mirabel	Other
	(i)	(ii)	(iii)	(iv)	(viii)

Cash and cash equivalents	$59	$125	$-	$-	$7
Amounts receivable	16	-	-	-	14
Subscription receivable	-	3,669	-	-	-
Inventory and Biological Assets	-	-	173	-	-
Prepaids and other assets	6	-	-	-	107
Property, plant and equipment	1,446	182	3,990	-	468
Goodwill	29,736	1,835	-	5,625	1,562
Accounts payable and accrued liabilities	(336)	(29)	-	-	(143)
Debt and other liabilities	-	-	(297)	-	-

Net assets	30,927	5,782	3,866	5,625	2,015
Non-controlling interests	-	(2,013)	-	(2,839)	-

Net assets acquired	$30,927	$3,769	$3,866	$2,786	$2,015

Consideration paid in cash	$450	$100	$3,228	$-	$166
Consideration paid in shares	6,381	-	-	-	1,850
Future cash consideration	-	3,669	-	-	-
Other consideration	2,382	-	-	3,750	-
Contingent consideration	21,714	-	-	-	-

Total consideration	$30,927	$3,769	$3,228	$3,750	$2,016

Consideration paid in cash	$450	$100	$3,228	$-	$166
Less: Cash and cash equivalents acquired	(59)	(125)	-	-	(7)

Net cash outflow	$391	$(25)	$3,228	$-	$159

Goodwill arose in these acquisitions because the cost of acquisition included a control premium. In addition, the consideration paid for the combination reflected the benefit of expected revenue growth and future market development. These benefits were not recognized separately from goodwill because they do not meet the recognition criteria for identifiable intangible assets. None of the goodwill arising on these acquisitions is expected to be deductible for tax purposes.

(i) Tweed Grasslands (formerly rTrees)

On May 1, 2017, the Company purchased 100% of the issued and outstanding shares of rTrees Producers Inc. (“rTrees”), a late-stage ACMPR applicant based in Yorkton, Saskatchewan. On June 30, 2017, rTrees changed its name to Tweed Grasslands Cannabis Inc. (“Tweed Grasslands”).

The consideration for the transaction included 3,494,505 common shares issued to former shareholders of rTrees, of which 2,795,604 common shares were to be held in escrow and will be either released to the former shareholders of rTrees upon the satisfaction of certain specific license achievement, or released to the Company for cancellation. The 698,901 shares released on closing were recorded at an issue price of $9.13 per share for consideration of $6,381.

The shares being held in escrow were recorded as equity based contingent consideration. The achievement of milestones was assessed probabilities by management which were then discounted to present value in order to derive a fair value of the contingent consideration. In aggregate, the amount of contingent consideration is up to $25,524 with a fair value of $21,714 at the acquisition date. All the milestones were achieved in the year ended March 31, 2018 and the shares were released from escrow.

Other consideration included $1,079 of replacement options and $1,303 of replacement warrants. There was also an effective settlement of a note receivable of $450 for total consideration of $30,927.

(ii) Tweed JA

On September 6, 2017, the Company subscribed for 49% of the issued and outstanding shares of Grow House JA Limited (now operating as Tweed JA), for $3,769 payable in cash. Tweed JA is a Jamaican company that had received a provisional license to cultivate and sell medical cannabis. As of March 31, 2018, $2,000 of the subscription price has been advanced and the balance of the subscription price was advanced in fiscal year 2019.

Through the shareholder agreement, the Company has rights that allow it to direct the relevant activities of Tweed JA such that the Company has control, and Tweed JA is consolidated in these financial statements. The non-controlling interest recognized at the acquisition date was recorded at its proportionate share of the identifiable net assets.

(iii) Spectrum Denmark and acquisition of Odense operation

On September 20, 2017, the Company formed Spectrum Cannabis Denmark Aps (“Spectrum Denmark”) for the purpose of producing, cultivating and distributing medical cannabis products in Denmark. Spectrum Denmark will also seek to establish operations in other jurisdictions in Europe where federally lawful and regulated. At inception, the Company owned 62% of the issued shares of Spectrum Denmark and Danish Cannabis ApS (“Danish Cannabis”) owned the remaining 38% of shares.

Upon achievement of defined milestones, Danish Cannabis has a right to exchange its shares in Spectrum Denmark for a maximum of 1,906,214 common shares of the Company. On issuance, the shares are subject to either a three or six month restriction on trading. If after 4 years, the defined milestones are not met then the Company will be entitled to purchase any remaining interest of Danish Cannabis in Spectrum Denmark for up to $6,000. The shares are being provided in exchange for the services that the principals of Danish Cannabis are providing to Spectrum Denmark and are being accounted for as share-based compensation expense. The fair value on the grant date of September 20, 2017, of $18,805 was estimated by discounting the quoted price of the shares to reflect the restriction on trading using a put option pricing model. The Company is amortizing the expense over the estimated vesting period. For the year ended March 31, 2019, the Company recorded $9,895 (for the year ended March 31, 2018 - $7,206) in share-based compensation related to these shares.

On December 5, 2017, Spectrum Denmark purchased a 430,000 square foot operating greenhouse facility in Odense, Denmark (“Odense”) from a liquidator for cash consideration of $3,228. This transaction was accounted for as a business combination and generated a bargain purchase gain of $638 which is included in Other (expense) income. The Company completed its final assessment of the accounting for the acquisition of Odense in the year ended March 31, 2018.

(iv) Vert Mirabel

On December 18, 2017, the Company, Canopy Rivers and Les Serres Stephane Bertrand Inc. (“Bertrand”) formed a new company, Les Serres Vert Cannabis Inc. (“Vert Mirabel”). Bertrand was a large-scale greenhouse operator in Mirabel, Quebec. The Company owns 40.7%, Canopy Rivers 26% and Bertrand owns 33.3% of the common shares of Vert Mirabel. Vert Mirabel will lease from Bertrand its 700,000-square foot greenhouse which will be retrofitted for cannabis production. Vert Mirabel has an option to acquire the property for a term of ten years from the date Vert Mirabel receives its sales and cultivation license under ACMPR. The purchase price for acquiring the property is $20 million (this price will increase by 3% per year from the License Date with a minimum purchase price of $23 million if exercised within five years of signing this agreement).

The Company has the option to purchase from Bertrand its interest in Vert Mirabel and Bertrand has the option to sell its interest in Vert Mirabel to the Company in exchange for shares in the Company equal to the fair value of their interest in Vert Mirabel on the date of exercise. The call and put options are exercisable only on specific dates – the 5th and 10th anniversary of receiving the sales license, the 5th anniversary of the date the property is acquired and such earlier date, as the parties may mutually agree. The put option gives rise to a liability for the Company (“Vert Mirabel Put Liability”) and is recorded in the consolidated statements of financial position in Other long-term liabilities and is subsequently measured at fair value with changes in fair value recorded in Net income (loss) in the year in which they arise. On the acquisition date the fair value of the Vert Mirabel Put Liability was estimated to be $3,750 using a discounted cash flow approach by estimating the expected future cash flows and applying a discount rate to arrive at the present value of the put option’s strike price. On March 31, 2019, the Vert Mirabel Put Liability was estimated to be $6,400 (March 31, 2018 - $4,850). For further information on valuation techniques and significant unobservable inputs used to estimate the fair value refer to Note 31.

Through its direct and indirect voting rights, the Company controls Vert Mirabel. The greenhouse operation transferred by Bertrand meets the definition of a business and will be accounted for as a business combination. The Vert Mirabel Put Liability represents the consideration paid by Canopy for acquiring control of this greenhouse operation. On this date Vert Mirabel had no identifiable assets or liabilities so the offset is to goodwill. The non-controlling interests recognized at acquisition date were recorded at their proportionate share of fair value. The difference between their proportionate share and the consideration paid of $964 was recorded in equity.

The Company has agreed to purchase from Vert Mirabel 100% of the cannabis produced for a fixed price during an initial term of two years and thereafter, for a price computed with reference to the market price and has also guaranteed a minimum level of income for Vert Mirabel under this agreement. The offtake agreement terminates upon acquisition of the property by Vert Mirabel. Upon termination of the offtake agreement, Vert Mirabel will agree to provide the Company with a right of first offer to the cannabis produced by Vert Mirabel. The Company completed its final assessment of the accounting for this acquisition in the year ended March 31, 2018.

Canopy Rivers had committed to contribute up to $15,000 in cash, in exchange for Class A Preferred Shares with cumulative preferred dividends at a rate of 18%. Of this amount, $750 was advanced on closing.

The Company will issue to Bertrand $2,750 of common stock in four equal tranches upon achievement of various milestones. These payments will be accounted for as share-based compensation expense. The fair value on the grant date of December 18, 2018, of $2,599 was estimated by discounting the value of the shares. The Company is amortizing the expense over the estimated vesting period.

(v) Other acquisitions

On August 28, 2017, the Company purchased 100% of the issued and outstanding shares of Spot Therapeutics Inc. (“Spot”), an ACMPR applicant based in Fredericton, New Brunswick. At closing, the Company issued 111,669 common shares to the shareholders of Spot which were recorded at an issue price of $8.90 per common share for consideration of $993. A second tranche payment which is estimated to be $907 will be satisfied by the issuance of additional common shares calculated using the VWAP for 20 days preceding satisfaction of tranche conditions. The payment is contingent on the performance of future services and the achievement of certain licensing and operational milestones. The second tranche payment will be treated as share-based compensation and the present value of $844 will be amortized rateably over the expected vesting period.

On January 24, 2018, the Company acquired certain assets, intellectual property, and assumed various lease contracts relating to Green Hemp Industries Ltd ("Green Hemp"), a veteran hemp farm operator based in Saskatchewan. The consideration for the transaction included 24,577 common shares issued to Green Hemp. The 24,577 shares released on closing were recorded at an issue price of $34.87 per share for consideration of $857. Other consideration included a cash payment of $166 for total consideration of $1,023. A second tranche payment of 24,577 shares is contingent on the performance of future services and the achievement of certain milestones. This tranche will be treated as share-based compensation and the expense of $857 will be amortized rateably over the expected vesting period.

The Company completed its final assessment of the accounting for these two acquisitions in the year ended March 31, 2018.

(d) Disposal of consolidated entity

Agripharm holds the lease and a Health Canada license for a facility at Creemore, Ontario. Prior to December 1, 2017, Agripharm was a wholly-owned subsidiary of the Company. On December 1, 2017, the Company’s interest in Agripharm was diluted from 100% to 40% under an arrangement whereby Green House Holdings North America Inc. and National Concessions Group Inc. granted exclusive royalty-free licenses in Canada to certain proprietary technology, trademarks, genetics, know-how and other intellectual property to Agripharm in exchange for shares of Agripharm. At the same time, Agripharm entered into an agreement to sublicense these licenses to the Company, as permitted under the arrangement.

Following this transaction, the Company no longer controls Agripharm and the Company derecognized the assets and liabilities of Agripharm from these consolidated financial statements at their carrying amounts. Goodwill of $2,259 was allocated to Agripharm on the basis of the relative values of Agripharm on the date control was lost and the Company as a whole. The derecognized assets and liabilities on November 30, 2017, were as follows:

Current assets	$2,043
Property, plant and equipment	6,962
Intangible assets	26,282
Goodwill	2,259
Accounts payable, accrued and other liabilities	(2,267)
Deferred tax liability	(5,699)

Net assets disposed	$29,580

Fair value of retained interest	38,400
Gain on disposal of consolidated entity	$8,820

The gain calculated on the derecognition of Agripharm’s assets and liabilities is the difference between the carrying amounts of the derecognized assets and liabilities of Agripharm and the fair value of consideration received, being the fair value of the Company’s retained interest in Agripharm. The fair value of this interest was estimated to be $38,400 which was determined using a discounted cash flow approach. The most significant inputs to the fair value measurement are the discount rate, expectations about future prices and capacity of the facility.

Through its ownership and other rights, the Company continues to have significant influence over Agripharm and will account for its retained interest in Agripharm using the equity method of accounting. Transaction costs of $311 have been included in the carrying value of the investment.

Contemporaneously with entering into the above agreement, Canopy Rivers committed to advance up to $20,000 to Agripharm under a repayable debenture and royalty agreement. Under the repayable debenture and royalty agreement, Canopy Rivers will receive a royalty for a term of 20 years. The repayable debenture and royalty interest is being accounted for as one instrument and is classified and measured at FVTPL. To date, $3,000 has been advanced under the royalty agreement and $9,000 under the repayable debenture.

As part of the consideration for entering into the repayable debenture and royalty agreement, Canopy Rivers also received a warrant to acquire 4% of Agripharm for $5,000.The fair value of the warrants was accounted for as a reduction of the $3,000 receivable under the royalty agreement, and the residual amount of $2,414 was allocated to the royalty receivable.